UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A (Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2010

Vycor Medical, Inc.
(Exact name of registrant)

Delaware	333-149782	20-3369218
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

80 Orville Drive Suite 100 Bohemia, NY 11716
(Address of principal executive offices and zip code)

631-244-1435
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 3, 2010, Vycor Medical, Inc, ("Vycor" or the "Company") filed a Current Report on Form 8-K to report the completion of its acquisition of substantially all the assets of NovaVision, Inc. including the shares of its subsidiary, NovaVision AG ("NovaVision"). The Company is filing this Amended Current Report on Form 8- K to report the consolidated financial statements and unaudited pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The unaudited consolidated financial statements of NovaVision as of and for the nine month period ended September 30, 2010 are filed with this Form 8-K/A as Exhibit 99.2. The audited consolidated financial statements of NovaVision as of and for the fiscal years ended December 31, 2008 and 2009, and the related report of Paritz & Company, P.A. are filed with this Form 8-K/A as Exhibit 99.3.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial information included with this Form 8-K/A has been prepared to illustrate the pro forma effects of the acquisition of NovaVision. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2010 and the unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2010 and the twelve months ended December 31, 2009 are filed with this Form 8-K/A as Exhibit 99.4. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2010 gives effect to the acquisition of NovaVision as if it had occurred as of September 30, 2010. The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2010 and the twelve months ended December 31, 2009 give effect to the acquisition of NovaVision as if it had occurred as of January 1, 2009. All pro forma information in this Form 8-K/A has been prepared for informational purposes only and is not necessarily indicative of the past or future results of operations or financial position of NovaVision or the Company.

(d) Exhibits

2.1 Asset Purchase Agreement, dated as of November 12, 2010, by and between Michael R. Bakst, the Chapter 7 Bankruptcy trustee, and Vycor Medical, Inc (incorporated by reference to the Company's Current Report on Form 8-K filed on November 12, 2010).

23.1 Consent of Paritz & Company, P.A.

99.1 Vycor Medical, Inc. Press Release, dated November 11, 2010, announcing the acquisition of NovaVision (incorporated by reference to the Company's Current Report on Form 8-K as filed on November 12, 2010

99.2* Unaudited consolidated financial statements of NovaVision as of and for the nine months ended September 30, 2010

99.3* Audited consolidated financial statements of NovaVision as of and for the years ended December 31, 2008 and 2009, and related report of Paritz & Company, P.A., Registered independent auditors

99.4* Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2010; Statements of Operations for the nine months ended September 30, 2010 and the twelve months ended December 31, 2009

* filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYCOR MEDICAL, INC.

By:	/s/ David Cantor
Name:	David Cantor
Title:	President

Dated: February 14, 2011